Supplemental Cash Flow information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Supplemental Cash Flow Elements [Abstract]
Interest paid net of capitalized	$ 135.4	$ 87.7	$ 70.9
Income taxes paid	31.7	22.0	19.3
Increase (decrease) in capital expenditure	(23.9)	17.3	(4.0)
Amortization of deferred financing cost	5.1	7.1	3.6
Shares traded, not yet settled	$ 1.0